GENERAL AMERICAN INVESTORS COMPANY, INC.

FIRST QUARTER REPORT
March 31, 2016

A Closed-End Investment Company
listed on the New York Stock Exchange

100 PARK AVENUE
NEW YORK • NY 10017
212-916-8400 • 1-800-436-8401
E-mail: InvestorRelations@gainv.com
www.generalamericaninvestors.com

For the three months ended March 31, 2016, the net asset value per Common Share increased 0.29% while the investment return to our stockholders decreased by 1.86%. By comparison, our benchmark, the Standard & Poor's 500 Stock Index (including income), increased 1.35%. For the twelve months ended March 31 2016, the return on the net asset value per Common Share decreased by 2.76%, and the return to our stockholders decreased by 7.05%; these compare with an increase of 1.80% for the S&P 500. During both periods, the discount at which our shares traded continued to fluctuate and on March 31, 2016, it was 17.2%.

As detailed in the accompanying financial statements (unaudited), as of March 31, 2016, the net assets applicable to the Company's Common Stock were $1,058,585,592 equal to $37.71 per Common Share.

The decrease in net assets resulting from operations for the three months ended March 31, 2016 was $79,884. During this period, the net realized gain on investments sold was $59,545,867 and the decrease in net unrealized appreciation was $59,135,300. Net investment income for the three months was $2,337,542. Distributions to common shareholders totalled $2,826,871 and distributions to Preferred Stockholders amounted to $2,827,993. During the first quarter of 2016, The Company also repurchased 221,275 of its shares at a cost of $6,535,858, an average discount to net asset value of 17.8%. Strong relative performance contributed to our returns from the shares of companies in the consumer discretionary, materials and financial sectors while telecom, healthcare, and staples were detractions from relative performance.

In our annual letter, we noted the potential for convergence between relatively elevated valuations in the equity markets and a slowing economy where growth in corporate revenues remain modest, while operating costs increase at a slightly quicker pace. In such an environment, companies would experience compressed operating margins. The Federal Reserve's attempts to raise interest rates, meanwhile, may cause valuations to deteriorate due to earnings multiple contraction.

This theme continued into the first quarter and it appeared such a scenario might be unfolding with U.S. equity markets experiencing their first meaningful correction in nearly four years. To be sure, quantitative easing's impact on equity valuations appears likely to have pushed valuations higher than might otherwise have been achieved given the low to no growth environment. It was the intent of the Federal Reserve, when it initiated QE some six years ago, to impart certainty to asset values to spur economic growth leaving room later to remove the stimulus.

Unfortunately, economic growth remains anemic leaving the Federal Reserve little flexibility to raise rates. The natural rate of interest appears to have meandered lower as evidenced by longer term bond yields that are close to lows seen only on a few occasions in U.S. history. Foreign economies are grappling with similar growth issues as their central banks have begun to experiment with negative short term interest rates. Thus in the U.S., interest rates may remain lower for much longer, which may provide support for elevated equity valuations. In light of these economic and financial market boundaries, it appears those companies with excess cash flow will continue to allocate capital to share repurchases and dividends instead of reinvestment in pursuit of higher growth given the low expected return to marginal investment.

Volatility in asset prices, particularly equities and high yield debt, may remain elevated as markets sort out the ramifications of negative interest rates in much of the developed world amidst decelerating growth and the absence of stimulative national fiscal policies.

The positive factors in the current environment remain largely employment based. Job creation and employment continue to improve. Wage data, though volatile, suggests modest improvement. Inflation remains contained. Household formations continue to gather momentum and consumer spending, though fickle over the short term, has benefitted from low energy prices. Large durable consumer purchases and services consumption remain favorable.

We remain positive on the long term prospects of the U.S. equity market, but acknowledge the short term economic challenges facing the world economy amidst elevated valuations. High quality companies with growing dividends, low payout ratios and sustainable business models should continue to garner investor interest and maintain their long term advantage.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports and press releases, is on our website and has been updated through March 31, 2016. It can be accessed on the internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

General American Investors Company, Inc.

Jeffrey W. Priest
President and Chief Executive Officer

April 13, 2016

	Shares	COMMON STOCKS		Value (note 1a)
CONSUMER DISCRETIONARY (10.3%)	AUTOMOBILES AND COMPONENTS (1.6%)			
	1,264,063	Ford Motor Company	(Cost $16,174,723)	$17,064,851
	RETAILING (8.7%)			
	335,026	Macy's Inc.		14,771,296
	989,768	The TJX Companies, Inc.		77,548,323
			(Cost $15,971,928)	92,319,619
			(Cost $32,146,651)	109,384,470
CONSUMER STAPLES (14.2%)	FOOD, BEVERAGE AND TOBACCO (11.7%)			
	201,174	Danone		14,310,790
	222,400	Diageo plc ADR		23,990,288
	450,000	Nestle S.A.		33,648,142
	195,000	PepsiCo, Inc.		19,983,600
	704,378	Unilever N.V.		31,570,314
			(Cost $69,009,803)	123,503,134
	FOOD AND STAPLES RETAILING (2.5%)			
	168,781	Costco Wholesale Corporation	(Cost $5,100,945)	26,596,510
			(Cost $74,110,748)	150,099,644
ENERGY (6.7%)	218,000	Anadarko Petroleum Corporation		10,152,260
	230,900	Apache Corporation		11,270,229
	1,572,819	Cameco Corporation		20,194,996
	580,000	Ensco plc - Class A		6,014,600
	585,000	Halliburton Company		20,896,200
	38,400	Occidental Petroleum Corporation		2,627,712
			(Cost $77,449,734)	71,155,997
FINANCIALS (19.3%)	BANKS (2.1%)			
	200,000	FCB Financial Holdings, Inc. (a)		6,652,000
	140,000	M&T Bank Corporation		15,540,000
			(Cost $6,850,544)	22,192,000
	DIVERSIFIED FINANCIALS (4.9%)			
	245,000	American Express Company		15,043,000
	285,000	JPMorgan Chase & Co.		16,877,700
	500,000	Nelnet, Inc.		19,685,000
			(Cost $23,578,547)	51,605,700
	INSURANCE (12.3%)			
	158,877	Aon plc		16,594,703
	700,000	Arch Capital Group Ltd. (a)		49,770,000
	110	Berkshire Hathaway Inc. Class A (a)		23,479,500
	125,000	Everest Re Group, Ltd.		24,678,750
	365,000	MetLife, Inc.		16,038,100
			(Cost $28,144,761)	130,561,053
			(Cost $58,573,852)	204,358,753
HEALTH CARE (12.0%)	PHARMACEUTICALS, BIOTECHNOLOGY AND LIFE SCIENCES			
	1,200,000	Ariad Pharmaceuticals, Inc. (a)		7,668,000
	190,000	Celgene Corporation (a)		19,017,100
	514,409	Cempra, Inc. (a)		9,012,446
	438,600	Gilead Sciences, Inc.		40,289,796
	197,442	Intra-Cellular Therapies Inc. (a)		5,488,887
	427,191	Merck & Co., Inc.		22,602,676
	277,076	Paratek Pharmaceuticals Inc. (a)		4,203,243
	605,808	Pfizer Inc.		17,956,149
	396,123	Repros Therapeutics Inc. (a)		384,239
			(Cost $77,648,728)	126,622,536

	Shares	COMMON STOCKS (continued)		Value (note 1a)
INDUSTRIALS (15.2%)	CAPITAL GOODS (7.2%)			
	219,131	Eaton Corporation plc		$13,708,835
	1,015,000	General Electric Company		32,266,850
	300,000	United Technologies Corporation		30,030,000
			(Cost $61,692,252)	76,005,685
	COMMERCIAL AND PROFESSIONAL SERVICES (7.1%)			
	972,800	Republic Services, Inc.		46,353,920
	243,298	Willis Towers Watson plc		28,869,741
			(Cost $27,450,601)	75,223,661
	TRANSPORTATION (0.9%)			
	945,064	Hertz Global Holdings, Inc. (a)	(Cost $16,071,905)	9,951,524
			(Cost $105,214,758)	161,180,870
INFORMATION TECHNOLOGY (17.3%)	SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT (2.9%)			
	200,850	ASML Holding N.V.		20,163,331
	330,500	Intel Corporation		10,691,675
			(Cost $10,939,662)	30,855,006
	SOFTWARE AND SERVICES (4.9%)			
	680,686	Microsoft Corporation		37,594,288
	425,534	Synchronoss Technologies, Inc. (a)		13,761,769
			(Cost $31,184,021)	51,356,057
	TECHNOLOGY HARDWARE AND EQUIPMENT (9.5%)			
	274,000	Apple Inc.		29,863,260
	1,040,000	Cisco Systems, Inc.		29,608,800
	410,000	EMC Corporation		10,926,500
	251,300	Keysight Technologies, Inc. (a)		6,971,062
	461,200	QUALCOMM Incorporated		23,585,768
			(Cost $61,511,514)	100,955,390
			(Cost $103,635,197)	183,166,453
MATERIALS (1.2%)	981,422	Huntsman Corporation	(Cost $18,834,046)	13,052,913
MISCELLANEOUS (2.9%)		Other (b)	(Cost $30,633,260)	30,139,746
TELECOMMUNICATION SERVICES (2.1%)	683,852	Vodafone Group plc ADR	(Cost $23,341,423)	21,917,457
		TOTAL COMMON STOCKS (101.2%)	(Cost $601,588,397)	1,071,078,839
	Warrants	WARRANT		
TECHNOLOGY HARDWARE & EQUIPMENT (0.0%)	281,409	Applied DNA Sciences, Inc. (a)	(Cost $2,814)	510,926
	Shares	SHORT-TERM SECURITY AND OTHER ASSETS		
	177,326,365	SSgA U.S. Treasury Money Market Fund (16.8%)	(Cost $177,326,365)	177,326,365
TOTAL INVESTMENTS (c) (118.0%)			(Cost $778,917,576)	1,248,916,130
Liabilities in excess of receivables and other assets (-0.0%)				(213,363)
				1,248,702,767
PREFERRED STOCK (-18.0%)				(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)				$1,058,585,592

ADR - American Depository Receipt

(a) Non-income producing security.

(b) Securities which have been held for less than one year, not previously disclosed, and not restricted.

(c) At March 31, 2016 the cost of investments for Federal income tax purposes was $778,917,576; aggregate gross unrealized appreciation was $520,780,719; aggregate gross unrealized depreciation was $50,782,164; and net unrealized appreciation was $469,998,555.

(see notes to unaudited financial statements)

STATEMENT OF OPTIONS WRITTEN March 31, 2016 (Unaudited)

General American Investors

Call Options	Contracts (100 shares each)	COMPANY/EXPIRATION DATE/EXERCISE PRICE		Value (note 1a)
INDUSTRIALS (0.0%)				
CAPITAL GOODS	1,000	General Electric Company/May 20, 2016/$30		$208,000
	1,000	General Electric Company/June 17, 2016/$30		219,000
		TOTAL CALL OPTIONS	(Premiums Received $438,990)	$427,000

(see notes to unaudited financial statements)

MAJOR STOCK CHANGES(a): Three Months Ended March 31, 2016 (Unaudited)

INCREASES	NET SHARES TRANSACTED	SHARES HELD
NEW POSITIONS		
Keysight Technologies, Inc.	—	251,300 (b)
Macy's, Inc.	60,000	335,026 (b)
ADDITIONS		
Celgene Corporation	10,000	190,000
Cempra, Inc.	20,000	514,409
Cisco Systems, Inc.	40,000	1,040,000
Ensco plc - Class A	195,000	580,000
Hertz Global Holdings, Inc.	150,000	945,064
Huntsman Corporation	180,000	981,422
Intra-Cellular Therapies Inc.	15,000	197,442
DECREASES		
ELIMINATIONS		
California Resources Corporation	10,147 (c)	—
PartnerRe Ltd.	253,361	—
Ultra Petroleum Corp.	150,903	—
Verint Systems Inc.	130,886	—
REDUCTIONS		
Aon plc	84,615	158,877
Apple Inc.	70,000	274,000
Costco Wholesale Corporation	75,000	168,781
Diageo plc ADR	15,000	222,400
EMC Corporation	150,000	410,000
Everest Re Group, Ltd.	10,000	125,000
FCB Financial Holdings, Inc.	100,000	200,000
Intel Corporation	175,000	330,500
JPMorgan Chase & Co.	30,000	285,000
M&T Bank Corporation	13,493	140,000
Nelnet, Inc.	20,000	500,000
Occidental Petroleum Corporation	116,100	38,400
The TJX Companies, Inc.	254,900	989,768

(a) Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.
(b) Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.
(c) Shares received in a spinoff from Occidental Petroleum Corporation.

(see notes to unaudited financial statements)

The diversification of the Company's net assets applicable to its Common Stock by industry group as of March 31, 2016 is shown in the table.

INDUSTRY CATEGORY	COST(000)	VALUE(000)	PERCENT COMMON NET ASSETS*
Financials			
Banks	$6,850	$22,192	2.1%
Diversified Financials	23,579	51,606	4.9
Insurance	28,145	130,561	12.3
	58,574	204,359	19.3
Information Technology			
Semiconductors & Semiconductor Equipment	10,940	30,855	2.9
Software & Services	31,184	51,356	4.9
Technology Hardware & Equipment	61,513	101,466	9.5
	103,637	183,677	17.3
Industrials			
Capital Goods	61,692	76,006	7.2
Commercial & Professional Services	27,451	75,224	7.1
Transportation	16,072	9,951	0.9
	105,215	161,181	15.2
Consumer Staples			
Food, Beverage & Tobacco	69,010	123,503	11.7
Food & Staples Retailing	5,101	26,597	2.5
	74,111	150,100	14.2
Health Care			
Pharmaceuticals, Biotechnology & Life Sciences	77,649	126,622	12.0
Consumer Discretionary			
Automobiles & Components	16,175	17,065	1.6
Retailing	15,972	92,320	8.7
	32,147	109,385	10.3
Energy	77,450	71,156	6.7
Miscellaneous**	30,633	30,140	2.9
Telecommunication Services	23,341	21,917	2.1
Materials	18,834	13,053	1.2
	601,591	1,071,590	101.2
Short-Term Securities	177,326	177,326	16.8
Total Investments	$778,917	1,248,916	118.0
Other Assets and Liabilities - Net		(213)	(0.0)
Preferred Stock		(190,117)	(18.0)
Net Assets Applicable to Common Stock		$1,058,586	100.0%

* Net Assets applicable to the Company's Common Stock.

** Securities which have been held for less than one year, not previously disclosed, and not restricted.

(see notes to unaudited financial statements)

ASSETS		
INVESTMENTS, AT VALUE (NOTE 1a)		
Common stocks (cost $601,588,397)		$1,071,078,839
Warrants (cost $2,814)		510,926
Money market fund (cost $177,326,365)		177,326,365
Total investments (cost $778,917,576)		1,248,916,130
RECEIVABLES AND OTHER ASSETS		
Cash	$7,245	
Receivable for securities sold	7,409,469	
Dividends, interest and other receivables	2,016,515	
Qualified pension plan asset, net excess funded (note 7)	1,866,412	
Prepaid expenses, fixed assets and other assets	808,526	12,108,167
TOTAL ASSETS		1,261,024,297
LIABILITIES		
Payable for securities purchased	2,278,361	
Outstanding options written, at value (premiums received $438,990) (note 4)	427,000	
Accrued preferred stock dividend not yet declared	219,955	
Accrued compensation payable to officers and employees	1,000,000	
Accrued supplemental pension plan liability (note 7)	5,659,754	
Accrued supplemental thrift plan liability (note 7)	2,373,118	
Accrued expenses and other liabilities	363,342	
TOTAL LIABILITIES		12,321,530
5.95% CUMULATIVE PREFERRED STOCK, SERIES B - 7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175
NET ASSETS APPLICABLE TO COMMON STOCK - 28,075,422 shares (note 5)		$1,058,585,592
NET ASSET VALUE PER COMMON SHARE		$37.71
NET ASSETS APPLICABLE TO COMMON STOCK		
Common Stock, 28,075,422 shares at par value (note 5)	$28,075,422	
Additional paid-in capital (note 5)	504,721,857	
Undistributed net investment income (note 5)	788,896	
Undistributed realized gain on securities sold	63,190,205	
Accumulated other comprehensive loss (note 7)	(5,247,870)	
Unallocated distributions on Preferred Stock	(3,047,948)	
Unrealized appreciation on investments, options written and other	470,105,030	
NET ASSETS APPLICABLE TO COMMON STOCK		$1,058,585,592

(see notes to unaudited financial statements)

STATEMENT OF OPERATIONS Three Months Ended March 31, 2016 (Unaudited)

General American Investors

INCOME		
Dividends (net of foreign withholding taxes of $51,354)		$5,362,438
Interest		36,836
		5,399,274
EXPENSES		
Investment research	$1,407,866	
Administration and operations	964,547	
Office space and general	424,126	
Transfer agent, custodian and registrar fees and expenses	73,163	
Auditing and legal fees	71,345	
Directors' fees and expenses	58,865	
State and local taxes	43,623	
Stockholders' meeting and reports	18,197	3,061,732
NET INVESTMENT INCOME		2,337,542
REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1, 3 AND 4)		
Net realized gain on investments:		
Securities transactions	59,237,570	
Written option transactions (notes 1b and 4)	308,297	
	59,545,867	
Net decrease in unrealized appreciation	(59,135,300)	
NET INVESTMENT INCOME, GAINS, AND DEPRECIATION ON INVESTMENTS		410,567
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(2,827,993)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		($79,884)

STATEMENT OF CHANGES IN NET ASSETS

	Three Months Ended March 31, 2016 (Unaudited)	Year Ended December 31, 2015
OPERATIONS		
Net investment income	$2,337,542	$13,728,242
Net realized gain on investments	59,545,867	34,130,660
Net decrease in unrealized appreciation	(59,135,300)	(76,268,833)
	2,748,109	(28,409,931)
Distributions to Preferred Stockholders:		
From net investment income	—	(3,344,407)
From net capital gains	—	(7,967,565)
Unallocated distributions	(2,827,993)	—
Decrease in net assets from Preferred distributions	(2,827,993)	(11,311,972)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(79,884)	(39,721,903)
OTHER COMPREHENSIVE INCOME		
Funded status of defined benefit plans (note 7)	—	538,384
DISTRIBUTIONS TO COMMON STOCKHOLDERS		
From net investment income	(1,455,839)	(9,622,112)
From net capital gains	(1,371,032)	(22,923,266)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	(2,826,871)	(32,545,378)
CAPITAL SHARE TRANSACTIONS (NOTE 5)		
Value of Common Shares issued in payment of dividends and distributions	—	13,532,276
Cost of Common Shares purchased	(6,535,858)	(101,674,879)
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(6,535,858)	(88,142,603)
NET DECREASE IN NET ASSETS	(9,442,613)	(159,871,500)
NET ASSETS APPLICABLE TO COMMON STOCK		
BEGINNING OF PERIOD	1,068,028,205	1,227,899,705
END OF PERIOD (including under/over distributed net investment income of $788,896 and ($92,807), respectively)	$1,058,585,592	$1,068,028,205

(see notes to unaudited financial statements)

General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the three months ended March 31, 2016 and for each year in the five-year period ended December 31, 2015. This information has been derived from information contained in the financial statements and market price data for the Company's shares.

	Three Months Ended March 31, 2016 (Unaudited)	Year Ended December 31, 2015	2014	2013	2012	2011
PER SHARE OPERATING PERFORMANCE						
Net asset value, beginning of period	$37.74	$39.77	$41.07	$32.68	$29.78	$31.26
Net investment income	.09	.48	.32	.17	.24	.18
Net gain (loss) on securities, realized and unrealized, and other	.08	(.99)	2.39	10.51	5.05	(.68)
Other comprehensive income (loss)	—	.02	(.13)	.20	—	(.10)
	.17	(.49)	2.58	10.88	5.29	(.60)
Distributions on Preferred Stock:						
Dividends from net investment income	—	(.12)	(.04)	(.04)	(.04)	(.11)
Distributions from net capital gains	—	(.27)	(.34)	(.35)	(.35)	(.27)
Unallocated	(.10)	—	—	—	—	—
	(.10)	(.39)	(.38)	(.39)	(.39)	(.38)
Total from investment operations	.07	(.88)	2.20	10.49	4.90	(.98)
Distributions on Common Stock:						
Dividends from net investment income	(.05)	(.34)	(.32)	(.18)	(.21)	(.15)
Distributions from net capital gains	(.05)	(.81)	(3.18)	(1.92)	(1.79)	(.35)
	(.10)	(1.15)	(3.50)	(2.10)	(2.00)	(.50)
Net asset value, end of period	$37.71	$37.74	$39.77	$41.07	$32.68	$29.78
Per share market value, end of period	$31.23	$31.94	$35.00	$35.20	$27.82	$24.91
TOTAL INVESTMENT RETURN - Stockholder return, based on market price per share	(1.86%)*	(5.34%)	9.32%	34.24%	19.77%	(5.29%)
RATIOS AND SUPPLEMENTAL DATA						
Net assets applicable to Common Stock, end of period (000's omitted)	$1,058,586	$1,068,028	$1,227,900	$1,229,470	$955,418	$886,537
Ratio of expenses to average net assets applicable to Common Stock	1.20%**	1.17%	1.10%	1.27%	1.67%	1.39%
Ratio of net income to average net assets applicable to Common Stock	0.91%**	1.17%	0.78%	0.47%	0.74%	0.56%
Portfolio turnover rate	2.06%*	14.41%	14.98%	17.12%	9.56%	11.17%
PREFERRED STOCK						
Liquidation value, end of period (000's omitted)	$190,117	$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	657%	662%	746%	747%	603%	566%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$27.67	$26.75	$26.01	$25.30	$25.54	$25.47

*Not annualized
**Annualized

(see notes to unaudited financial statements)

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles ("U.S. GAAP") pursuant to the requirements for reporting; Accounting Standards Codification 946, *Financial Services - Investment Companies* ("ASC946"), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to specific procedures appropriate to each security as established by and under the general supervision of the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

b. OPTIONS The Company may purchase and write (sell) put and call options. The Company typically purchases put options or writes call options to hedge the value of portfolio investments while it typically purchases call options and writes put options to obtain equity market exposure under specified circumstances. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for written option activity.

c. SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company's Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company's tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company's financial statements.

g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

2. Fair Value Measurements - Various data inputs are used in determining the value of the Company's investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1.00 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and

Level 3 - significant unobservable inputs (including the Company's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company's net assets as of March 31, 2016:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,071,078,839	—	—	$1,071,078,839
Warrant	510,926	—	—	510,926
Money market fund	177,326,365	—	—	177,326,365
Total	$1,248,916,130	—	—	$1,248,916,130
Liabilities				
Options Written	($427,000)	—	—	($427,000)

Transfers of Level 3 securities, if any, are reported as of the actual date of reclassification. No such transfers occurred during the three months ended March 31, 2016.

3. Purchases and Sales of Securities - Purchases and sales of securities (other than short-term securities and options) for the three months ended March 31, 2016 amounted to $21,991,191 and $113,318,771, on long transactions, respectively.

4. Written Options - The level of activity in written options varies from year to year based upon market conditions. Transactions in written call options and collateralized put options for the three months ended March 31, 2016 were as follows:

	Covered Calls		Collateralized Puts	
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2015	2,250	$1,473,462	2,500	$404,556
Options written	2,000	438,990	0	0
Options terminated in closing purchase transaction	(1,000)	(616,988)	(1,500)	(247,869)
Options expired	(500)	(129,998)	0	0
Options assigned	(750)	(726,476)	(1,000)	(156,687)
Options outstanding, March 31, 2016	2,000	$438,990	0	$0

5. Capital Stock and Dividend Distributions - The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 28,075,422 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on March 31, 2016.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. This authorization has been reviewed annually thereafter.To date, 395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred Stock. In addition, pursuant to Moody's Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If, the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company's ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company's control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from bottom of previous page.)

Transactions in Common Stock during the three months ended March 31, 2016 and the year ended December 31, 2015 were as follows:

	Shares		Amount	
	2016	2015	2016	2015
Par value of Shares issued in payment of dividends and distributions (includes 439,217 shares issued from treasury)	—	439,217	—	$439,217
Increase in paid-in capital			—	13,093,059
Total increase			—	13,532,276
Par value of Shares purchased (at an average discount from net asset value of 17.8% and 15.5%, respectively)	(221,275)	(3,014,364)	(221,275)	(3,014,364)
Decrease in paid-in capital			(6,314,583)	(98,660,515)
Total decrease			(6,535,858)	(101,674,879)
Net decrease	(221,275)	(2,575,147)	($6,535,858)	($88,142,603)

At March 31, 2016, the Company held in its treasury 3,905,450 shares of Common Stock with an aggregate cost in the amount of $131,586,811.

The tax basis distributions during the year ended December 31, 2015 are as follows: ordinary distributions of $12,966,519 and net capital gains distributions of $30,890,831. As of December 31, 2015, distributable earnings on a tax basis included $1,442,060 from ordinary distributions and $5,268,234 from undistributed net capital gains and $529,240,330 from net unrealized appreciation on investments if realized in future years. Reclassifications arising from permanent "book/tax" differences reflect non-tax deductible expenses and redesignation of dividends during the year ended December 31, 2015. As a result, additional paid-in capital was decreased by $3,081 and net investment income increased by $3,081. As of December 31, 2015 the Company had straddle loss deferrals of $252,864. Net assets were not affected by this reclassification.

6. OFFICERS' COMPENSATION - The aggregate compensation accrued and paid by the Company during the three months ended March 31, 2016 to its officers (identified on back cover) amounted to $1,746,125.

7. BENEFIT PLANS - The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that are available to its employees. The pension plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the three months ended March 31, 2016 were:

Service cost	$145,540
Interest cost	232,983
Expected return on plan assets	(340,007)
Amortization of prior service cost	4,451
Amortization of recognized net actuarial loss	80,062
Net periodic benefit cost	$123,029

The Company recognizes the overfunded status of its defined benefit postretirement plan as an asset in the Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for the three months ended March 31, 2016 was ($343,731). The qualified thrift plan acquired 8,500 shares and distributed 35,643 shares of the Company's Common Stock during the three months ended March 31, 2016 and held 549,794 shares of the Company's Common Stock at March 31, 2016.

8. OPERATING LEASE COMMITMENT - In September 2007, the Company entered into an operating lease agreement for office space which expires in February 2018 and provided for aggregate rental payments of approximately $10,755,000, net of construction credits. The lease agreement contains clauses whereby the Company receives free rent for a specified number of months and credit towards construction of office improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates. Rental expense approximated $293,000 for the three months ended March 31, 2016. Minimum rental commitments under the operating lease are approximately $1,183,000 in 2016 through 2017, and $99,000 in 2018.

OTHER MATTERS (Unaudited)

Previous purchases of the Company's Common and Preferred Stock are set forth in Note 5 on pages 10 and 11. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company's proxy voting record for the twelve-month period ended June 30, 2015 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company's website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission's website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission ("SEC") as of the end of the first and third calendar quarters. The Company's Forms N-Q are available at www.generalamericaninvestors.com and on the SEC's website: www.sec.gov. Copies of Forms N-Q may also be obtained and reviewed at the SEC's Public Reference Room in Washington, DC or through the Company by calling us at 1-800-436-8401. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

On April 15, 2016, the Company submitted a CEO annual certification to the New York Stock Exchange ("NYSE") on which the Company's principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company's principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company's disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS*

Spencer Davidson, Chairman
Sidney R. Knafel, Lead Independent Director

Arthur G. Altschul, Jr.
Rodney B. Berens
Lewis B. Cullman
John D. Gordan, III
Betsy F. Gotbaum
Daniel M. Neidich
Jeffrey W. Priest
Henry R. Schirmer
Raymond S. Troubh

(*The Company is a stand-alone fund.)

OFFICERS

Jeffrey W. Priest, President and Chief Executive Officer
Andrew V. Vindigni, Senior Vice-President
Craig A. Grassi, Vice-President
Sally A. Lynch, Vice-President
Anang K. Majmudar, Vice-President
Michael W. Robinson, Vice-President
Eugene S. Stark, Vice-President, Administration, Principal Financial Officer & Chief Compliance Officer
Diane G. Radosti, Treasurer
Linda J. Genid, Corporate Secretary

SERVICE COMPANIES

Counsel
Sullivan & Cromwell LLP

Independent Auditors
Ernst & Young LLP

Custodian
State Street Bank and Trust Company

Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
1-800-413-5499
www.amstock.com

RESULTS OF THE ANNUAL MEETING OF STOCKHOLDERS

The votes cast by stockholders at the Company's annual meeting held on April 13, 2016 were as follows:

	For	Withheld
Election of Directors:		
Rodney B. Berens	28,243,423	3,468,854
Lewis B. Cullman	27,855,411	3,856,866
Spencer Davidson	27,942,314	3,769,963
John D. Gordan, III	28,245,664	3,466,613
Betsy F. Gotbaum	27,946,538	3,765,739
Sidney R. Knafel	28,167,919	3,544,358
Daniel M. Neidich	28,230,984	3,481,293
Jeffrey W. Priest	28,494,841	3,217,436
Henry R. Schirmer	28,614,927	3,097,350
Elected by holders of Preferred Stock only:		
Arthur G. Altschul, Jr.	6,760,850	225,109
Raymond S. Troubh	6,762,449	223,510

Ratification of the selection of Ernst & Young LLP as auditors of the Company for the year 2016:
For - 30,807,718; Against - 755,046; Abstain - 149,513